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                                              CHASE MANHATTAN AUTO OWNER TRUST
                                                       SERIES 1998-A
                                              STATEMENT TO CERTIFICATEHOLDERS
====================================================================================================================================
                    PERIOD 10                                                                                               PAGE # 1
            DETERMINATION: 10-Dec-98                                                                               Beginning 11/1/98
             DISTRIBUTION: 15-Dec-98                                                                                 Ending 11/30/98
                     TIME: 1/6/99 14:15
                                                                           CLASS A-1 5.549% MONEY MARKET ASSET BACKED NOTES
                                                                           CLASS A-2 5.679% ASSET BACKED NOTES
                                                                           CLASS A-3 5.700% ASSET BACKED NOTES
                                                                           CLASS A-4 5.800% ASSET BACKED NOTES
                                                                           CLASS B-1 6.000% ASSET BACKED CERTIFICATES



                        ORIG PRINCIPAL       BEG PRINCIPAL      PRINCIPAL            INTEREST          TOTAL           END PRINCIPAL
       CLASS              BALANCE             BALANCE        DISTRIBUTION        DISTRIBUTION     DISTRIBUTION            BALANCE
------------------------------------------------------------------------------------------------------------------------------------
     A-1 Notes          $238,000,000.00             $0.00             $0.00               $0.00            $0.00               $0.00

     A-2 Notes          $204,000,000.00   $178,281,479.83    $26,074,386.67         $843,717.10   $26,918,103.77     $152,207,093.16

     A-3 Notes          $294,000,000.00   $294,000,000.00             $0.00       $1,396,500.00    $1,396,500.00     $294,000,000.00

     A-4 Notes          $246,000,000.00   $246,000,000.00             $0.00       $1,189,000.00    $1,189,000.00     $246,000,000.00

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     NOTE TOTALS        $982,000,000.00   $718,281,479.83    $26,074,386.67       $3,429,217.10   $29,503,603.77     $692,207,093.16
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        B-1              $30,620,164.79    $30,620,164.79             $0.00         $153,100.82      $153,100.82      $30,620,164.79
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 CERTIFICATE TOTALS      $30,620,164.79    $30,620,164.79             $0.00         $153,100.82      $153,100.82      $30,620,164.79
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       TOTALS         $1,012,620,164.79   $748,901,644.62    $26,074,386.67       $3,582,317.92   $29,656,704.59     $722,827,257.95
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                                               FACTOR   INFORMATION   PER   $1,000


                                   PRINCIPAL               INTEREST            END PRINCIPAL
          CLASS                  DISTRIBUTION            DISTRIBUTION             BALANCE
--------------------------------------------------------------------------------------------------
            A-1                  0.00000000            0.00000000             0.00000000
                                                                           -----------------------
                           -----------------------------------------------------------------------
            A-2                127.81562093            4.13586814           746.11320176
                                                                           -----------------------
                           -----------------------------------------------------------------------
            A-3                  0.00000000            4.75000000         1,000.00000000
                                                                           -----------------------
                           -----------------------------------------------------------------------
            A-4                  0.00000000            4.83333333         1,000.00000000
                                                                           -----------------------
--------------------------------------------------------------------------------------------------
       Notes Totals             26.55232858            3.49207444           704.89520688
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
           B-1                   0.00000000            4.99999987         1,000.00000000
---------------------------                                                -----------------------
--------------------------------------------------------------------------------------------------
    Certificate Totals           0.00000000            4.99999987         1,000.00000000
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
          TOTALS                25.74942469            3.53767192           713.81874772
--------------------------------------------------------------------------------------------------


(C) COPYRIGHT 1998, CHASE MANHATTAN BANK
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                                         CHASE MANHATTAN AUTO OWNER TRUST
                                                  SERIES 1998-A
                                         STATEMENT TO CERTIFICATEHOLDERS
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
PERIOD 10                                                                                                               PAGE     # 2
DETERMINATION: 10-Dec-98                                                                                           Beginning 11/1/98
DISTRIBUTION: 15-Dec-98                                                                                              Ending 11/30/98
TIME: 1/6/99 14:15



                                                                                                                           per $1000
Section 5.8 (iii)         Servicing Fee                                                                     $624,084.70   0.61630681


Section 5.8 (iv)          Administration Fee                                                                  $1,000.00   0.00098754


Section 5.8 (vi)          Pool Balance at the end of the Collection Period                              $722,827,257.95


Section 5.8 (vii)         Repurchase Amounts for Repurchased Receivable
                                                  By Seller                                                       $0.00
                                                  By Servicer                                                $12,188.00
                                                  TOTAL                                                      $12,188.00

Section 5.8 (viii)        Realized Net Losses for Collection Period                                         $354,201.15


Section 5.8 (ix)          Reserve Account Balance after Disbursement                                     $21,684,817.74


Section 5.8 (x)           Specified Reserve Account Balance                                              $21,684,817.74


Section 5.8 (xi)          Total Distribution Amount                                                      $31,361,949.72

                                                  Servicing Fee                                             $624,084.70
                                                  Administrative Fee                                          $1,000.00
                                                  Noteholders' Distribution Amount                       $29,503,603.77
                                                  Certificateholders' Distribution Amount                  $ 153,100.82
                                                  Deposit to Reserve Account                              $1,080,160.43









Section 5.8 (xii)         Noteholders' Distributable Amount


   ---------------------------------------------------------------------------------------------------------------------------------
   Class    Principal               Interest         Total       Prin (per $1000/orig)   Int (per $1000/orig) Total (per $1000/orig)
   ---------------------------------------------------------------------------------------------------------------------------------
    A-1            $0.00              $0.00             $0.00              0.00000000      0.00000000         0.00000000
    A-2   $26,074,386.67        $843,717.10    $26,918,103.77            127.81562093      4.13586814       131.95148907
    A-3            $0.00      $1,396,500.00     $1,396,500.00              0.00000000      4.75000000         4.75000000
    A-4            $0.00      $1,189,000.00     $1,189,000.00              0.00000000      4.83333333         4.83333333
   ---------------------------------------------------------------------------------------------------------------------------------
   Total  $26,074,386.67      $3,429,217.10    $29,503,603.77             26.55232858      3.49207444        30.04440302
   ---------------------------------------------------------------------------------------------------------------------------------


 Section 5.8 (xiii)   Certificateholders' Distributable Amount


                      -----------------------------------------------------------------------------------------
                      Class        Principal       Interest                    Total        Prin (per $1000/orig)
                      -----------------------------------------------------------------------------------------
                       B-1            $0.00         $153,100.82         $153,100.82         0.00000000
                      -----------------------------------------------------------------------------------------
                      -----------------------------------------------------------------------------------------
                      Total           $0.00         $153,100.82         $153,100.82         0.00000000
                      -----------------------------------------------------------------------------------------




 Section 5.8 (xiv)    Reserve Fund Transfer Amount                                                       $ 1,084,020.65











 (C) COPYRIGHT 1998, CHASE MANHATTAN BANK
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